UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: September 30, 2011

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

FORM N-Q

SEPTEMBER 30, 2011

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 77.9%
CONSUMER DISCRETIONARY - 14.7%
Auto Components - 0.2%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,160,000	EUR	$940,236	(a)

Automobiles - 0.8%
Escrow GCB General Motors	7.200%	1/15/11	2,220,000		22,200	(b)(c)(d)(e)
Escrow GCB General Motors	8.375%	7/15/33	4,330,000		43,300	(b)(c)(e)
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	3,380,000		3,368,238

Total Automobiles					3,433,738

Diversified Consumer Services - 1.5%
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	1,860,000	GBP	2,581,432	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	1,365,000		1,279,687
Sotheby’s, Senior Notes	7.750%	6/15/15	1,930,000		2,021,675
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	365,000		351,313

Total Diversified Consumer Services					6,234,107

Hotels, Restaurants & Leisure - 5.2%
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	510,000		377,400
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	80,000		81,100
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	315,000		191,363	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	1,572,819		1,396,860	(a)(f)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,460,000		1,383,350	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,050,000		1,757,875	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,548,000	GBP	1,756,363
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	720,000		703,800	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	1,022,000		986,230	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	620,000		576,600	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,980,000		1,999,800
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	360,000		363,600	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	882,000	GBP	1,109,971	(g)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	190,000		208,287
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	4,010,000		2,666,650
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	2,810,000		2,852,150	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,070,000		1,209,100
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,690,000		1,681,550	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.179%	2/1/14	905,000		796,400	(a)(g)

Total Hotels, Restaurants & Leisure					22,098,449

Household Durables - 0.4%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	626,000	GBP	805,353	(a)
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	335,000	GBP	430,979	(a)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	380,000		314,450

Total Household Durables					1,550,782

Internet & Catalog Retail - 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,305,000		1,419,187

Media - 4.0%

CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	500,000		511,250
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	4,690,000		3,025,050	(a)
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	1,105,000		635,375	(a)
Charter Communications Inc., Senior Notes	6.500%	4/30/21	580,000		551,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	360,000		369,000
DISH DBS Corp., Senior Notes	6.750%	6/1/21	390,000		374,400	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Media - continued
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,060,000		$996,400
ITV PLC, Senior Notes	10.000%	6/30/14	740,000	EUR	1,080,642
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,500,000		1,245,000	(a)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	910,000	EUR	1,100,303	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	740,000		828,800
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	300,000		342,000
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	1,330,000		1,363,250
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	950,000	EUR	1,291,854	(a)(b)
Seat Pagine Gialle SpA, Senior Secured Notes	10.500%	1/31/17	559,000	EUR	520,500	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	1,190,000		934,150	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	540,000		483,300	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	230,000		216,775	(a)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	990,000	EUR	1,279,930	(a)

Total Media					17,148,979

Multiline Retail - 0.8%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	3,938,000		3,445,750

Specialty Retail - 1.0%
American Greetings Corp., Senior Notes	7.375%	6/1/16	500,000		491,250
American Greetings Corp., Senior Notes	7.375%	6/1/16	135,000		132,637
Edcon Proprietary Ltd., Senior Notes	4.721%	6/15/14	2,320,000	EUR	2,315,624	(a)(g)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,500,000		1,117,500

Total Specialty Retail					4,057,011

Textiles, Apparel & Luxury Goods - 0.5%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	740,000		680,800	(a)
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,275,000		1,408,875

Total Textiles, Apparel & Luxury Goods					2,089,675

TOTAL CONSUMER DISCRETIONARY					62,417,914

CONSUMER STAPLES - 2.1%
Beverages - 0.1%
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	8.000%	12/15/16	237,000	EUR	246,078	(a)

Food Products - 1.4%
Blue Merger Sub Inc., Senior Notes	7.625%	2/15/19	410,000		348,500	(a)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,260,000	GBP	1,542,403	(a)
Campofrio Food Group SA, Senior Notes	8.250%	10/31/16	810,000	EUR	1,009,234	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	700,000		700,000	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,760,000		2,401,200	(a)

Total Food Products					6,001,337

Household Products - 0.1%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	8.750%	10/15/16	500,000		503,750	(a)

Personal Products - 0.3%
Hypermarcas SA, Notes	6.500%	4/20/21	1,450,000		1,334,000	(a)

Tobacco - 0.2%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	820,000		680,600

TOTAL CONSUMER STAPLES					8,765,765

ENERGY - 13.5%
Energy Equipment & Services - 2.4%
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,215,000		2,104,250	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,210,000		1,170,675

Oil States International Inc., Senior Notes	6.500%	6/1/19	1,450,000		1,424,625	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,250,000		1,268,750
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	80,000		78,400
Unit Corp., Senior Subordinated Notes	6.625%	5/15/21	1,200,000		1,200,000

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Energy Equipment & Services - continued
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	2,720,000	$2,815,200

Total Energy Equipment & Services				10,061,900

Oil, Gas & Consumable Fuels - 11.1%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	710,000	678,050	(a)
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,100,000	1,237,500
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	480,000	459,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,220,000	1,140,700	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	140,000	129,500	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	1,135,000	1,214,450
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	595,000	612,850
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	150,000	148,500
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,460,000	1,460,000
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	400,000	423,000
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	2,830,917	2,448,743	(a)(b)(f)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	560,000	576,800
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,430,000	1,680,250
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	87,000	91,799
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,110,000	1,146,075
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,230,000	1,275,842	(g)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	1,820,000	1,610,700
Indo Integrated Energy II BV, Senior Secured Notes	9.750%	11/5/16	2,010,000	1,969,800	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,260,000	1,272,600	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	210,000	198,450	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	1,200,000	1,284,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	1,020,000	1,050,600
MEG Energy Corp., Senior Notes	6.500%	3/15/21	800,000	770,000	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,350,000	1,086,750	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	1,340,000	1,294,775	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	700,000	724,500	(a)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	3,420,000	2,855,700
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	480,000	485,376	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	341,000	344,819	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	345,000	377,775
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	900,000	958,500
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	1,200,000	1,431,000	(a)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	890,000	778,750	(a)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	270,000	220,050	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	1,120,000	1,220,800
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	300,000	324,000
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	1,860,000	1,841,400	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	2,760,000	2,994,600
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	220,000	216,700
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	1,270,000	1,314,450
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	410,000	414,100
Teekay Corp., Senior Notes	8.500%	1/15/20	1,825,000	1,756,563
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	1,000,000	1,040,120	(a)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	190,000	197,623	(a)

TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	482,000	506,100	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	130,000	131,300

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels - continued
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,640,000		$1,476,000	(a)

Total Oil, Gas & Consumable Fuels					46,871,560

TOTAL ENERGY					56,933,460

FINANCIALS - 7.9%
Commercial Banks - 2.1%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	980,000		704,193
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	480,000		444,000	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	630,000		499,275	(a)(g)(h)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	2,400,000	EUR	1,834,385	(g)(h)
HBOS PLC, Subordinated Notes	2.340%	9/1/16	1,555,000	EUR	1,550,296	(g)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	125,000	GBP	125,727	(a)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	1,180,000		1,066,425
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	880,000		822,800
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,910,000		1,251,050	(g)(h)
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	690,000		690,570	(g)(h)

Total Commercial Banks					8,988,721

Consumer Finance - 0.3%
Fiat Finance & Trade Ltd. SA, Senior Notes	6.125%	7/8/14	830,000	EUR	992,453
SLM Corp., Medium-Term Notes	8.000%	3/25/20	410,000		405,776

Total Consumer Finance					1,398,229

Diversified Financial Services - 4.3%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	1,300,000		1,462,500
Boats Investments (Netherlands) BV, Secured Notes	9.031%	12/15/15	2,703,462	EUR	2,082,628	(f)(g)
Boats Investments BV, Secured Notes	11.000%	3/31/17	1,773,597	EUR	1,583,919	(a)(f)
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	1,040,000		1,062,100
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	330,000		306,075
ING Groep NV, Subordinated Bonds	5.140%	3/17/16	2,280,000	GBP	2,239,959	(g)(h)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	700,000		705,250
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	230,000		232,300
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,240,000		3,183,300
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	750,000	EUR	1,047,517	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	569,430	EUR	804,853	(a)
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,300,000		1,213,875
MMG Fiduciary & Trust Corp.	6.750%	2/1/16	470,000		462,950	(a)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	1,510,000	EUR	1,840,950	(a)

Total Diversified Financial Services					18,228,176

Insurance - 0.9%
Dai-ichi Life Insurance Co., Ltd., Subordinated Notes	7.250%	7/25/21	620,000		610,799	(a)(g)(h)
ELM BV	5.252%	5/25/16	1,850,000	EUR	1,958,044	(g)(h)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.969%	12/31/11	1,348,000		1,012,405	(g)(h)

Total Insurance					3,581,248

Thrifts & Mortgage Finance - 0.3%
General Motors Financial Co., Senior Notes	6.750%	6/1/18	1,380,000		1,359,300	(a)

TOTAL FINANCIALS					33,555,674

HEALTH CARE - 4.3%
Health Care Equipment & Supplies - 0.8%
Biomet Inc., Senior Notes	10.000%	10/15/17	210,000		217,350
Ontex, Senior Notes	9.000%	4/15/19	880,000	EUR	863,603	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	2,324,000	EUR	2,280,696	(a)

Total Health Care Equipment & Supplies					3,361,649

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Health Care Providers & Services - 3.1%
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	1,366,347		$1,323,292
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	5,065,000		5,027,012
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	940,000		883,600	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	950,000		969,000	(a)
HCA Inc., Senior Secured Notes	6.500%	2/15/20	2,920,000		2,861,600
INC Research LLC, Senior Notes	11.500%	7/15/19	720,000		646,200	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	680,000	EUR	703,771	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	674,000		732,975

Total Health Care Providers & Services					13,147,450

Pharmaceuticals - 0.4%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,000,000	EUR	1,118,691	(a)
UCB SA, Subordinated Notes	7.750%	3/18/16	600,000	EUR	767,074	(g)(h)

Total Pharmaceuticals					1,885,765

TOTAL HEALTH CARE					18,394,864

INDUSTRIALS - 11.3%
Aerospace & Defense - 1.6%
Ducommun Inc., Senior Notes	9.750%	7/15/18	740,000		743,700	(a)
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	1,462,000		1,527,790
Huntington Ingalls Industries Inc., Senior Notes	6.875%	3/15/18	1,020,000		953,700	(a)
Huntington Ingalls Industries Inc., Senior Notes	7.125%	3/15/21	140,000		130,550	(a)
Kratos Defense & Security Solutions Inc., Senior Notes	10.000%	6/1/17	120,000		120,000	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,430,000		1,430,000
Triumph Group Inc., Senior Notes	8.625%	7/15/18	400,000		428,000
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,530,000		1,491,750	(a)

Total Aerospace & Defense					6,825,490

Air Freight & Logistics - 0.3%
TGI International Ltd., Senior Notes	9.500%	10/3/17	987,000		1,065,960	(a)

Airlines - 1.3%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	903,993		741,274	(a)
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	850,000	GBP	1,238,060
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	73,794		72,318
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	134,165		134,165
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	905,724		883,081
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	750,000		723,750	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	168,372		165,846
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	901,325		878,791
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	417,448		427,885
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	380,000		391,400	(a)

Total Airlines					5,656,570

Building Products - 0.6%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	1,133,600		799,188	(a)(c)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	500,000		487,500	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	650,000		637,000	(a)
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	960,000		789,600	(a)

Total Building Products					2,713,288

Commercial Services & Supplies - 1.2%
ALBA Group PLC & Co. KG, Senior Notes	8.000%	5/15/18	570,000	EUR	701,610	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,155,000		1,993,375	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,950,000		1,764,750
Geo Group Inc., Senior Notes	7.750%	10/15/17	400,000		415,000

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Services & Supplies - continued
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	330,000		$287,100

Total Commercial Services & Supplies					5,161,835

Construction & Engineering - 0.2%
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	780,000		733,200	(a)

Electrical Equipment - 0.4%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,790,000		1,503,600	(a)

Machinery - 0.8%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	2,310,000		2,159,850	(a)
Lonking Holdings Ltd., Senior Notes	8.500%	6/3/16	1,440,000		1,065,600	(a)

Total Machinery					3,225,450

Marine - 1.1%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,000,000		1,000,000	(a)(b)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	1,320,000		1,320,000	(a)(b)(f)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,300,000		1,926,250
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	640,000		537,600

Total Marine					4,783,850

Road & Rail - 2.8%
AE Escrow Corp., Senior Notes	9.750%	3/15/20	910,000		878,150	(a)
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Senior Notes	9.625%	3/15/18	340,000		338,300
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	2,474,843		2,291,061	(f)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	740,000		721,500
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	2,618,000		2,644,180	(a)(b)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,320,000		1,527,900
Kansas City Southern de Mexico, Senior Notes	6.625%	12/15/20	1,780,000		1,851,200
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	26,000		29,900
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	320,000		342,000
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,153,000		1,253,888

Total Road & Rail					11,878,079

Transportation - 1.0%
CMA CGM, Senior Notes	8.875%	4/15/19	2,100,000	EUR	1,153,525	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	3,280,000		2,279,600	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	920,000		869,400	(a)

Total Transportation					4,302,525

TOTAL INDUSTRIALS					47,849,847

INFORMATION TECHNOLOGY - 1.1%
Electronic Equipment, Instruments & Components - 0.5%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	2,060,000		2,163,000	(a)

IT Services - 0.5%
Ceridian Corp., Senior Notes	12.250%	11/15/15	554,450		449,105	(f)
First Data Corp., Senior Notes	10.550%	9/24/15	13,165		11,014
First Data Corp., Senior Notes	11.250%	3/31/16	160,000		108,800
First Data Corp., Senior Notes	12.625%	1/15/21	110,000		81,950	(a)
First Data Corp., Senior Secured Notes	7.375%	6/15/19	1,070,000		954,975	(a)
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	330,000		315,150	(a)

Total IT Services					1,920,994

Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	476,000		478,380
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	110,000		113,575	(a)

Total Semiconductors & Semiconductor Equipment					591,955

TOTAL INFORMATION TECHNOLOGY					4,675,949

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Chemicals - 1.9%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	1,125,000		$1,141,875	(a)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	1,480,000		1,413,400	(a)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	508,000	EUR	558,086	(a)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	605,000		654,912	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,226,457		1,330,706
Solutia Inc., Senior Notes	8.750%	11/1/17	655,000		700,850
Solutia Inc., Senior Notes	7.875%	3/15/20	210,000		222,075
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	2,100,000	EUR	2,053,837	(a)

Total Chemicals					8,075,741

Construction Materials - 0.2%
West China Cement Ltd., Senior Notes	7.500%	1/25/16	1,415,000		976,350	(a)

Containers & Packaging - 1.4%
ARD Finance SA, Senior Secured Notes	11.125%	6/1/18	550,000		425,271	(a)(f)
Berry Plastics Corp., Secured Notes	9.750%	1/15/21	460,000		393,300
Clondalkin Industries BV, Senior Secured Notes	8.000%	3/15/14	379,000	EUR	408,751	(a)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	1,390,000		1,355,250	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.875%	8/15/19	470,000		455,900	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,700,000		2,740,500	(a)

Total Containers & Packaging					5,778,972

Metals & Mining - 5.4%
China Oriental Group Co. Ltd.	7.000%	11/17/17	1,480,000		1,021,200	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	710,000		747,275	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	695,000		728,012	(a)
Evraz Group SA, Notes	6.750%	4/27/18	4,340,000		3,667,300	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	500,000		490,000	(a)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	790,000		714,950	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	120,000		112,200	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,325,000		1,371,375	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,090,000		2,456,550	(a)
New World Resources NV, Senior Bonds	7.375%	5/15/15	810,000	EUR	944,122	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	2,530,000		2,492,050
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,790,000		1,213,650
Southern Copper Corp., Senior Notes	6.750%	4/16/40	220,000		218,350
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	960,000		916,800	(a)(b)
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	1,830,000		1,656,150	(a)
Vale Overseas Ltd., Notes	8.250%	1/17/34	280,000		343,840
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,710,000		1,675,800	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	175,000		168,875	(a)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,020,000		1,656,400	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	130,000		117,650	(a)

Total Metals & Mining					22,712,549

Paper & Forest Products - 1.4%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	180,000		177,300	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,437,000		1,401,075
China Forestry Holdings Co., Ltd., Senior Secured Bonds	7.750%	11/17/15	869,000		538,780	(a)(c)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	1,200,000		1,140,000	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	900,000		814,500	(a)
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	260,000		273,650	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	730,000		624,150	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,370,000		952,150

Total Paper & Forest Products					5,921,605

TOTAL MATERIALS					43,465,217

TELECOMMUNICATION SERVICES - 8.2%
Diversified Telecommunication Services - 4.6%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	2,940,000		2,425,500	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services - continued
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	340,000		$289,000	(a)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	250,000		190,000
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,470,000		1,517,775	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,010,000		1,017,575	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	190,000		186,200
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	550,000		511,500	(a)
Primus Telecom Holdings, Senior Secured Notes	9.500%	5/15/17	1,250,000		1,218,750	(a)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	307,954		288,707	(a)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	487,000	EUR	593,737	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	407,000	EUR	520,741	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,390,000		1,452,550
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	1,347,000	EUR	1,750,504	(a)
Vimpel Communications, Notes	6.493%	2/2/16	550,000		507,375	(a)
West Corp., Senior Notes	8.625%	10/1/18	1,550,000		1,515,125
West Corp., Senior Notes	7.875%	1/15/19	2,280,000		2,154,600
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	2,130,000		1,823,812	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,010,207		766,220	(a)(f)
Windstream Corp., Senior Notes	7.500%	4/1/23	700,000		656,250

Total Diversified Telecommunication Services					19,385,921

Wireless Telecommunication Services - 3.6%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	900,000		877,500
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,470,000	GBP	1,684,854	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	114,616	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,040,000		782,600
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,225,000		4,565,344
Sprint Nextel Corp., Senior Notes	9.250%	4/15/22	700,000		710,500
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	640,000		630,400
True Move Co., Ltd.	10.750%	12/16/13	1,440,000		1,540,800	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	3,380,000		3,616,600	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	790,000		637,925	(a)

Total Wireless Telecommunication Services					15,161,139

TOTAL TELECOMMUNICATION SERVICES					34,547,060

UTILITIES - 4.5%
Electric Utilities - 1.4%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	1,440,965		1,480,591
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,138,000		1,012,820	(a)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	100,000		103,000	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	564,892		556,419
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	1,270,000		1,289,050
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	1,630,000		1,312,150	(a)

Total Electric Utilities					5,754,030

Gas Utilities - 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	810,000		814,050

Independent Power Producers & Energy Traders - 2.8%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	300,000		288,000	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,450,000		1,406,500	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	880,000		902,908	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	850,000		467,500
Energy Future Intermediate Holding Co. LLC, Senior Secured Notes	9.750%	10/15/19	1,180,000		1,168,090
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,947,000		1,908,060

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Independent Power Producers & Energy Traders - continued
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	350,000		$334,250	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	460,000		466,900	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	3,780,000		3,194,100
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,568,614		1,647,045
NRG Energy Inc., Senior Notes	8.500%	6/15/19	145,000		140,650

Total Independent Power Producers & Energy Traders					11,924,003

Multi-Utilities - 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	580,000		668,450	(a)

TOTAL UTILITIES					19,160,533

TOTAL CORPORATE BONDS & NOTES (Cost - $357,215,399)					329,766,283

COLLATERALIZED SENIOR LOANS - 3.2%
CONSUMER DISCRETIONARY - 1.2%
Diversified Consumer Services - 0.7%
Realogy Corp., Term Loan	13.500%	10/15/17	2,800,000		2,753,800	(i)

Hotels, Restaurants & Leisure - 0.1%
CityCenter Holdings LLC, Term Loan	7.500%	1/13/15	540,000		527,580	(i)

Specialty Retail - 0.4%
BCBG Maxazria International, Term Loan B	9.870%	5/19/15	1,670,000		1,611,550	(i)

Textiles, Apparel & Luxury Goods - 0.0%
Simmons Co., Term Loan	0.000%	2/15/12	1,977,672		0	(b)(c)(e)(i)(j)

TOTAL CONSUMER DISCRETIONARY					4,892,930

INDUSTRIALS - 0.2%
Marine - 0.2%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	416,849		418,933	(i)
Trico Shipping AS, Term Loan B	1.000%	5/13/14	416,849		418,933	(i)

TOTAL INDUSTRIALS					837,866

INFORMATION TECHNOLOGY - 0.6%
IT Services - 0.6%
First Data Corp., Term Loan B	4.235%	3/23/18	1,272,473		1,050,984	(i)
First Data Corp., Term Loan B2	2.985%	9/24/14	703,307		617,005	(i)
SRA International Inc., Term Loan B	6.500%	7/20/18	1,080,000		1,001,700	(i)

TOTAL INFORMATION TECHNOLOGY					2,669,689

MATERIALS - 0.2%
Chemicals - 0.2%
Kerling PLC, Term Loan	10.000%	6/30/16	600,000	EUR	731,503	(b)(i)

TELECOMMUNICATION SERVICES - 0.8%
Wireless Telecommunication Services - 0.8%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	2,429,969		2,442,119	(i)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	940,000		949,400	(i)

TOTAL TELECOMMUNICATION SERVICES					3,391,519

UTILITIES - 0.2%
Electric Utilities - 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.726 - 4.772%	10/10/17	1,294,561		871,806	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $15,937,397)					13,395,313

CONVERTIBLE BONDS & NOTES - 1.2%
CONSUMER DISCRETIONARY - 0.6%
Diversified Consumer Services - 0.6%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	2,920,000		2,306,800	(a)

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
James River Coal Co., Senior Notes	3.125%	3/15/18	250,000		162,187	(a)

INDUSTRIALS - 0.5%
Marine - 0.5%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	3,125,000		2,296,875	(c)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules Inc.	6.500%	6/30/29	500,000		$386,250

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $4,900,670)					5,152,112

SOVEREIGN BONDS - 4.9%
Argentina - 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	356,000		300,820

Brazil - 0.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	812,000	BRL	422,884
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	6,903,000	BRL	3,452,693

Total Brazil					3,875,577

India - 0.4%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	2,030,000		1,695,050	(a)(g)

Indonesia - 0.8%
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	7,064,000,000	IDR	1,066,059
Republic of Indonesia, Senior Bondsx	10.250%	7/15/27	14,826,000,000	IDR	2,123,911
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	300,000		338,250	(a)

Total Indonesia					3,528,220

Peru - 0.3%
Republic of Peru, Bonds	7.840%	8/12/20	2,610,000	PEN	1,067,620

Russia - 0.1%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	230,000		227,413	(a)

Venezuela - 2.3%
Bolivarian Republic of Venezuela	5.750%	2/26/16	13,523,000		9,702,752	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	325,000		208,000	(a)

Total Venezuela					9,910,752

TOTAL SOVEREIGN BONDS (Cost - $19,565,167)					20,605,452

			SHARES
COMMON STOCKS - 2.9%
CONSUMER DISCRETIONARY - 1.5%
Automobiles - 0.0%
General Motors Co.			4,671		94,261	*

Media - 1.5%
Charter Communications Inc., Class A Shares			137,138		6,423,544	*
Cumulus Media Inc., Class A Shares			910		2,583	*

Total Media					6,426,127

TOTAL CONSUMER DISCRETIONARY					6,520,388

ENERGY - 0.9%
Energy Equipment & Services - 0.8%
KCAD Holdings I Ltd.			337,003,822		3,396,325	(b)(c)

Oil, Gas & Consumable Fuels - 0.1%
SemGroup Corp., Class A Shares			14,645		292,314	*

TOTAL ENERGY					3,688,639

INDUSTRIALS - 0.5%
Building Products - 0.1%
Ashton Woods USA LLC, Class B Membership			349		225,105	(b)(c)
Nortek Inc.			4,275		89,775	*

Total Building Products					314,880

Marine - 0.4%
DeepOcean Group Holding AS			111,638		1,674,570	(b)

TOTAL INDUSTRIALS					1,989,450

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.			10,212		5	*(c)

TOTAL COMMON STOCKS (Cost - $9,259,496)					12,198,482

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET GLOBAL HIGH YIELD BOND FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2011

SECURITY	RATE		SHARES	VALUE
CONVERTIBLE PREFERRED STOCKS - 0.8%
FINANCIALS - 0.8%
Diversified Financial Services - 0.8%
Bank of America Corp. (Cost - $4,641,392)	7.250%		4,630	$3,546,534

PREFERRED STOCKS - 2.8%
FINANCIALS - 2.7%
Commercial Banks - 0.4%
Banesto Holdings Ltd.	10.500%		60,100	1,510,013	(a)

Consumer Finance - 1.0%
GMAC Capital Trust I	8.125%		239,750	4,375,437	(g)

Diversified Financial Services - 1.3%
Citigroup Capital XII	8.500%		157,775	3,960,152	(g)
Citigroup Capital XIII	7.875%		56,875	1,502,069	(g)

Total Diversified Financial Services				5,462,221

TOTAL FINANCIALS				11,347,671

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%		5,007	475,665	*(a)(b)(g)

TOTAL PREFERRED STOCKS (Cost - $13,602,827)				11,823,336

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.2%
Buffets Restaurant Holdings		4/28/14	2,639	26	*(b)(c)
Charter Communications Inc.		11/30/14	4,556	51,255	*(b)
CMP Susquehanna Radio Holdings Co.		3/23/19	10,340	45,393	*(a)(b)(c)
General Motors Co.		7/10/16	23,788	276,892	*
General Motors Co.		7/10/19	23,788	188,639	*
Jack Cooper Holdings Corp.		12/15/17	3,438	214,875	*(b)
Jack Cooper Holdings Corp.		5/6/18	1,123	70,187	*(b)
Nortek Inc.		12/7/14	5,120	10,240	*(b)(c)
SemGroup Corp.		11/30/14	15,416	63,206	*(c)

TOTAL WARRANTS (Cost - $2,979,653)				920,713

TOTAL INVESTMENTS - 93.9% (Cost - $428,102,001#)				397,408,225
Other Assets in Excess of Liabilities - 6.1%				26,009,884

TOTAL NET ASSETS - 100.0%				$423,418,109

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(c)	Illiquid security.

(d)	The maturity principal is currently in default as of September 30, 2011.

(e)	The coupon payment on these securities is currently in default as of September 30, 2011.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
PEN	— Peruvian Nuevo Sol

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Global High Yield Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are trade. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$321,371,060	$8,395,223	$329,766,283
Collateralized senior loans	—	12,663,810	731,503	13,395,313
Convertible bonds & notes	—	5,152,112	—	5,152,112
Sovereign bonds	—	20,605,452	—	20,605,452
Common stocks	$6,902,482	—	5,296,000	12,198,482
Convertible preferred stocks	3,546,534	—	—	3,546,534
Preferred stocks	9,837,658	1,510,013	475,665	11,823,336
Warrants	465,531	108,599	346,583	920,713

Total investments	$20,752,205	$361,411,046	$15,244,974	$397,408,225

Other financial instruments:
Futures contracts	$1,034,201	—	—	$1,034,201
Forward foreign currency contracts	—	$3,599,729	—	3,599,729

Total other financial instruments	$1,034,201	$3,599,729	—	$4,633,930

Total	$21,786,406	$365,010,775	$15,244,974	$402,042,155

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$17,202	—	—	$17,202
Forward foreign currency contracts	—	$334,450	—	334,450

Total	$17,202	$334,450	—	$351,652

†	See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED SENIOR LOANS	COMMON STOCKS	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of December 31, 2010	$3,347,686	$3,268,300	$157,067	$1	$121,823	$6,894,877
Accrued premiums/discounts	4,507	6,148	—	—	—	10,655
Realized gain(loss)(1)	(2,072,031)	(849,134)	—	86,643	(12)	(2,834,534)
Change in unrealized appreciation (depreciation)(2)	2,060,796	665,165	(436,502)	40,195	157,513	2,487,167
Net purchases (sales)	5,054,265	(2,358,976)	5,575,435	348,826	61,397	8,680,947
Transfers into Level 3	—	—	—	—	51,255	51,255
Transfers out of Level 3	—	—	—	—	(45,393)	(45,393)

Balance as of September 30, 2011	$8,395,223	$731,503	$5,296,000	$475,665	$346,583	$15,244,974

Net change in unrealized appreciation (depreciation) for investments in securities stillheld at September 30, 2011(2)	$(98,346)	$734,878	$(436,502)	$36,351	$112,120	$348,501

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or

Notes to Schedule of Investments (unaudited) (continued)

if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment

Notes to Schedule of Investments (unaudited) (continued)

of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of September 30, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $334,450. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,792,790
Gross unrealized depreciation	(46,486,566)

Net unrealized depreciation	$(30,693,776)

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	75	12/11	$10,862,674	$11,896,875	$1,034,201
Contracts to Sell:
U.S. Treasury 5-Year Notes	305	12/11	37,340,532	37,357,734	(17,202)

Net unrealized gain on open futures contracts					$1,016,999

During the period ended September 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2010	—	—
Options written	239,380,000	$4,039,863
Options closed	(28,600,000)	(850,940)
Options expired	(210,780,000)	(3,188,923)

Written options, outstanding September 30, 2011	—	—

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	BNP Paribas	863,767	$1,346,394	11/16/11	$(63,533)
British Pound	UBS AG	1,000,000	1,558,746	11/16/11	(58,464)
Euro	Goldman Sachs	2,200,000	2,946,657	11/16/11	(212,453)

					(334,450)

Contracts to Sell:
Euro	Citibank N.A.	450,000	602,766	10/31/11	1,987
British Pound	Citibank N.A.	7,472,252	11,647,347	11/16/11	545,874
British Pound	UBS AG	4,746,305	7,398,285	11/16/11	258,738
Euro	BNP Paribas	1,521,138	2,037,397	11/16/11	130,758
Euro	Citibank N.A.	5,424,770	7,265,880	11/16/11	459,399
Euro	Goldman Sachs	8,539,269	11,437,407	11/16/11	721,914
Euro	JP Morgan Chase	1,345,000	1,801,479	11/16/11	127,789
Euro	UBS AG	320,000	428,605	11/16/11	7,821
Euro	UBS AG	500,000	669,695	11/16/11	2,810
Euro	UBS AG	650,000	870,603	11/16/11	23,589
Euro	UBS AG	1,500,000	2,009,084	11/16/11	30,406
Euro	UBS AG	17,813,585	23,859,329	11/16/11	1,288,644

					3,599,729

Net unrealized gain on open forward foreign currency contracts					$3,265,279

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2011.

Notes to Schedule of Investments (unaudited) (continued)

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Contracts	$1,034,201	$(17,202)	—	—	$1,016,999
Foreign Exchange Contracts	—	—	$3,599,729	$(334,450)	3,265,279

Total	$1,034,201	$(17,202)	$3,599,729	$(334,450)	$4,282,278

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$253,218
Written options†	1,079,332
Forward foreign currency contracts (to buy)	15,219,558
Forward foreign currency contracts (to sell)	103,090,557
Futures contracts (to buy)	9,842,344
Futures contracts (to sell)	36,390,789

†	At September 30, 2011, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: November 28, 2011

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date: November 28, 2011